SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                                  AVTEAM, Inc.
                (Name of Registrant as Specified in Its Charter)



                                  AVTEAM, Inc.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                  AVTEAM, INC.
                               3230 EXECUTIVE WAY
                             MIRAMAR, FLORIDA 33025

PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

         I am writing to let you know that the annual shareholders meeting (the "Meeting") of AVTEAM, Inc. (the "Company") will be held at Don Shula's Hotel, 6842 Main Street, Miami Lakes, Florida 33014 on Thursday, May 20, 1999, at 2:00 p.m., local time.

         The purpose of this Meeting is to consider and vote upon several important proposals that affect the Company. The proposals include (i) the election of six directors to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified, (ii) the approval of an amendment to the AVTEAM, Inc. 1996 Stock Option Plan to increase the number of shares of Class A Common Stock, par value $.01 per share, of the Company available for issuance under such Plan from 600,000 shares to 1,000,000 shares, (iii) the adoption of the AVTEAM, Inc. 1999 Non-Employee Directors Stock Option Plan, (iv) the ratification of the reappointment of Ernst & Young LLP as independent accountants of the Company for 1999 and (v) the transaction of such other business as may properly come before the Meeting or any adjournments thereof. As a shareholder, you have the opportunity to voice your opinion on the matters that affect the Company. This package contains information about the proposals and the materials to use when voting by mail.

         Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE AND RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

         All of the proposals have been carefully reviewed by the Board of Directors. The Board of Directors is responsible for protecting your interests as a shareholder. The Board of Directors believes these proposals are in the best interest of shareholders. The Board of Directors recommends that you vote for each proposal. Each of the proposals is described in detail in the enclosed proxy statement.

         The Board of Directors has fixed the close of business on April 8, 1999 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

         VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the proxy card before mailing it in the postage paid envelope. It is important to sign and return the proxy card whether or not you plan to attend the Meeting. If you attend the Meeting, you may vote in person even though you have previously returned the proxy card. However, if you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your broker or nominee to vote at the Meeting.

         If you have any questions before you vote, please call us at (954) 431-2359. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important Meeting.

                                           Very truly yours,



April 19, 1999                             Donald A. Graw
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

         3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


         REGISTRATION                                VALID SIGNATURE
         ------------                                ---------------
         A.   1.  ABC Corp.                          John Smith, Treasurer
              2.  ABC Corp.                          John Smith, Treasurer
                  c/o John Smith, Treasurer

         B.   1.  ABC Corp. Profit Sharing Plan      Ann B. Collins, Trustee
              2.  ABC Trust                          Ann B. Collins, Trustee
              3.  Ann B. Collins, Trustee            Ann B. Collins, Trustee
                  u/t/d  12/28/78

         C.       Anthony B. Craft, Cust.            Anthony B. Craft
                  f/b/o Anthony B. Craft, Jr.
                  UGMA

                       1999 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                                  AVTEAM, INC.

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AVTEAM, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), for use at the 1999 annual meeting of shareholders of the Company (the "Meeting") to be held on Thursday, May 20, 1999, or at any adjournments thereof. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Class A Common Stock is April 20, 1999. Shareholders should review the information provided herein in conjunction with the Company's Annual Report to Shareholders which accompanies this Proxy Statement. The Company's principal executive offices are located at 3230 Executive Way, Miramar, Florida 33025, and its telephone number is (954) 431-2359.


                          INFORMATION CONCERNING PROXY

         The enclosed form of proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person, at the Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Meeting. Presence at the Meeting will not, of itself, revoke the proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone, and the Company may use the services of a proxy solicitation firm at a cost of up to $6,500. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the enclosed proxy materials to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSE OF THE MEETING

         The purpose of the Meeting is to consider and vote upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

         1. To elect six members to the Company's Board of Directors to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified;

         2. To approve an amendment to the AVTEAM, Inc. 1996 Stock Option Plan to increase the number of shares of Class A Common Stock available for issuance under the Plan from 600,000 shares to 1,000,000 shares.

         3. To adopt the AVTEAM, Inc. 1999 Non-Employee Directors Stock Option Plan; and

         4. To ratify the reappointment of Ernst & Young LLP as independent accountants of the Company for 1999.

         UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE ENCLOSED PROXY, ALL SHARES REPRESENTED BY VALID PROXIES RECEIVED PURSUANT TO THIS SOLICITATION (AND WHICH HAVE NOT BEEN REVOKED IN ACCORDANCE WITH THE PROCEDURES SET FORTH ABOVE) WILL BE VOTED IN FAVOR OF ALL THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT A SHAREHOLDER PROPERLY SPECIFIES A DIFFERENT CHOICE BY MEANS OF THE ENCLOSED PROXY, HIS OR HER SHARES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on April 8, 1999 as the record date (the "Record Date") for determining the shareholders of the Company entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 11,015,739 shares of Class A Common Stock issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Class A Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Articles of Incorporation nor Bylaws provide for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Class A Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. The affirmative vote of a majority of the shares of Class A Common Stock present, in person or by proxy, at the Meeting is required for the approval of each proposal that is submitted to shareholders for their approval except the proposal for the election of directors which requires the affirmative vote of a plurality of the shares of Class A Common Stock present, in person or by proxy, at the Meeting. An inspector shall count the votes and ballots. Abstentions are considered as shares present and entitled to vote but are not counted as votes cast in the affirmative on a given matter. A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which the broker or nominee has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors and the ratification of the reappointment of Ernst & Young LLP as independent accountants of the Company for 1999. However, the proposal to approve an amendment to the AVTEAM, Inc. 1996 Stock Option Plan to increase the number of shares of Class A Common Stock available for issuance under the Plan from 600,000 shares to 1,000,000 shares and to adopt the AVTEAM, Inc. 1999 Non-Employee Directors Stock Option Plan are matters which a broker or nominee does not have discretionary voting power and no broker or nominee votes will be considered by the inspector when counting votes cast on these matters. Nevertheless, such shares of Class A Common Stock being represented by a broker or nominee will be considered for purposes of determining whether a quorum is present at the Meeting. If less than a majority of the outstanding shares of Class A Common Stock are represented at the Meeting, a majority of the shares so represented may adjourn the Meeting from time to time without further notice.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Class A Common Stock by (i) each director of the Company (each of whom constitute nominees for election as directors at the Meeting except Robert Munson), (ii) (A) the Company's Chairman, President and Chief Executive Officer and (B) the other four most highly compensated executive officers of the Company at the end of 1998 whose compensation exceeded $100,000 (the persons referred to in (ii) (A)-(B) are hereinafter collectively referred to as the "Named Executive Officers"), (iii) the beneficial owners of more than 5% of the outstanding shares of Class A Common Stock and (iv) all directors and executive officers of the Company as a group.

                                                                        SHARES BENEFICIALLY OWNED
                                                     ----------------------------------------------------------------
                                                               AMOUNT(1)                        PERCENTAGE
                                                     ------------------------------    ------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                   CLASS A          CLASS B         CLASS A(2)        CLASS B
------------------------------------                 -------------    -------------    -------------    -------------
Donald A. Graw(3).................................       517,850          --                4.7%           --
Jaime J. Levy(4)..................................       514,700          --                4.6%           --
Bryan Thomas McFarland(5).........................         7,000          --                *              --
Mark S. Koondel(6)................................         6,300          --                *              --
Dallas Cobb(7)....................................         4,375          --                *              --
Robert Munson.....................................       --               --               --              --
Eugene P. Lynch...................................       --               --               --              --
James L. McLellan(8)..............................       116,667          --                1.1%           --
Sanford Miller....................................        40,000          --                *              --
Richard Preston...................................       488,058          --                4.4%           --
FMR Corp.(9)......................................       648,100          --                5.8%           --
The Clipper Group(10).............................     1,974,642          439,644          17.8%           100%
Merrill Lynch & Co., Inc.(11).....................     1,270,800          --               11.5%           --
Baron Capital Group, Inc.(12) ....................       810,000          --                7.3%           --
Credit Suisse First Boston Corporation(13)........     1,417,942          --               12.8%           --
The Goldman Sachs Group, L.P.(14) ................       943,700          --                8.5%           --
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
GROUP (11) .......................................     1,206,892          --               10.9%           --

------------
*     Less than 1%.
(1) Includes shares of Class A Common Stock which may be acquired pursuant to outstanding stock options exercisable within 60 days of the Record Date.
(2) Based on 11,015,739 shares of Class A Common Stock issued and outstanding on the Record Date, plus shares of Class A Common Stock which may be acquired pursuant to outstanding stock options exercisable within 60 days of the Record Date.
(3) Includes 17,850 shares of Class A Common Stock which may be acquired upon the exercise of outstanding stock options.
(4) Includes 14,700 shares of Class A Common Stock which may be acquired upon the exercise of outstanding stock options.
(5) Includes 7,000 shares of Class A Common Stock which may be acquired upon the exercise of outstanding stock options.
(6) Includes 6,300 shares of Class A Common Stock which may be acquired upon the exercise of outstanding stock options.
(7) Includes 4,375 shares of Class A Common Stock which may be acquired upon the exercise of outstanding stock options.
(8) Such shares are being held in escrow to satisfy Mr. McLellan's indemnification obligations and are subject to reduction pursuant to the terms of that certain Asset Purchase Agreement dated October 12, 1998 among the Company, AVTEAM Engine Repair Corp., M&M Aircraft Services, Inc. and its shareholders.
(9) The address of this person is 82 Devonshire Street, Boston, Massachusetts 02109.
(10) Includes shares beneficially owned by Clipper/Merchant Partners, L.P., Clipper/Merban, L.P., Clipper Equity Partners I, L.P., Clipper/European Re, L.P., and Clipper Capital Associates, L.P. (whose address is 650 Madison Avenue, New York, New York 10022). Clipper Capital Associates, L.P. is the general partner of all of The Clipper Group partnerships. The general partner of Clipper Capital Associates, L.P. is Clipper Capital Associates, Inc. Robert B. Calhoun is the sole shareholder and a director of Clipper Capital Associates, Inc. As a result, each of Mr. Calhoun, Clipper Capital Associates, L.P. and Clipper Capital Associates, Inc. is deemed to beneficially own all shares of Class A Common Stock and Class B Common Stock beneficially owned by The

      Clipper Group. Merchant Capital, Inc., an affiliate of Credit Suisse First Boston Corporation ("CSFBC"), is a 99% limited partner of Clipper/Merchant Partners, L.P. Credit Suisse Group, an affiliate of CSFBC, is an indirect 99% limited partner of Clipper/Merban, L.P. None of Merchant Capital, Inc., CSFBC and Credit Suisse Group is an affiliate of The Clipper Group or Clipper Capital Associates, L.P.
(11)  The address of this person is 250 Vesey Street, New York, New York 10381.
(12) The address of this person is 767 Fifth Avenue, 49th Floor, New York, New York 10153.
(13) The address of this person is Uetlibergstrasse 231, P.O. Box 900, CH-8045 Zurich, Switzerland.
(14)  The address of this person is 85 Broad Street, New York, New York 10004.


                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

NAME                                                    AGE       POSITION
----                                                    ---       --------
Donald A. Graw.................................          44       Chairman of the Board, President and Chief
                                                                  Executive Officer
Jaime J. Levy..................................          43       Executive Vice President and Director
Bryan Thomas McFarland.........................          45       Vice President - Business Development
Mark S. Koondel................................          52       Chief Financial Officer, Treasurer and
                                                                  Assistant Secretary
Dallas Cobb....................................          54       Vice President - Operations
Paula Sparks...................................          46       Vice President - Quality Assurance
Richard Preston................................          54       Secretary and Director

         DONALD A. GRAW joined the Company in January 1994 and has served as its Chief Executive Officer, President and a member of its Board of Directors since that time. Mr. Graw became Chairman of the Board of Directors in March 1998. From February 1991 to November 1993, Mr. Graw served as Vice President and Chief Operating Officer of Scamp Auto Rental I, Inc., a subsidiary of Dollar Rent-A-Car System, Inc., with 42 retail locations throughout Florida. From July 1982 to October 1990, Mr. Graw was employed by Diversified Services, Inc., a franchisee of Budget Rent-A-Car, starting as the Chief Financial Officer and becoming the Executive Vice President in February 1989.

         JAIME J. LEVY joined the Company in July 1994 and has served as its Executive Vice President and a member of its Board of Directors since that time. From February 1991 to July 1994, Mr. Levy served as President of Turbine Engine Sales Group, Inc. ("Turbine") which was acquired in July 1994 by Richard Preston and Leon Sragowicz, co-founders of the Company. From March 1986 to January 1991, Mr. Levy served as the Director of Sales and Marketing for BET Air, Inc., an aviation surplus parts company.

         BRYAN THOMAS MCFARLAND joined the Company in July 1994 as the Vice President -- Technical Operations and became Vice President -- Business Development in February 1997. From August 1992 to July 1994, Mr. McFarland served as Vice President -- Technical Operations of Turbine. Prior thereto, Mr. McFarland served as the quality manager for International Aircraft Associates, a customer sales manager for Aerothrust Corp. and a purchasing agent for Eastern Airlines, Inc. Mr. McFarland holds an Airframe and Powerplant license issued by the Federal Aviation Administration.

         MARK S. KOONDEL joined the Company in April 1996 as the Chief Financial Officer and Treasurer. From November 1995 to April 1996, Mr. Koondel served as the Controller of AEC One Stop Group, Inc., a pre-recorded music distributor. From November 1992 to October 1995, Mr. Koondel served as the Vice President of Finance of Buenos Aires Embotelladora, S.A., a publicly-traded Pepsi-Cola franchisee. From January 1985 to November 1992, Mr. Koondel served as the Controller of Florida Coca-Cola Bottling Co., Inc. Prior thereto, Mr. Koondel worked in public accounting with Main Hurdman and Coopers & Lybrand for a total of seven years.

         DALLAS COBB joined the Company in July 1995 as the Director of Airframe Sales and became Vice President -- Quality Assurance in September 1996. In February 1997, Mr. Cobb was named Vice President -- Operations. From February 1980 to July 1995, Mr. Cobb served in various capacities with BET Air, Inc., including President, Vice President, General Manager and Marketing Manager. From April 1968 to February 1980, Mr. Cobb served as Purchasing Agent for Eastern Airlines, Inc.

         PAULA SPARKS joined the Company in March 1997 as Vice President -- Quality Assurance. For more than 21 years prior thereto, Ms. Sparks was employed by Pratt & Whitney, most recently as a Quality Assurance Manager. While at Pratt & Whitney Overhaul and Repair, she was one of two holders of an Organizational Designated Airworthiness Representative Certificate. Ms. Sparks is an active member of the Quality Assurance Committee of the Airline Suppliers Association and the American Society for Quality Control.

         RICHARD PRESTON is a co-founder of the Company and has served as the Company's Secretary and a member of its Board of Directors since October 1991 and, until April 1996, as its Treasurer. For more than the past 20 years, Mr. Preston has served as a partner in the public accounting firm of Gerson Preston & Company, P.A., located in Miami, Florida.

         Executive officers serve at the pleasure of the Board of Directors, except as otherwise provided below. See "Executive Compensation - Employment Agreements."


                     PROPOSAL FOR THE ELECTION OF DIRECTORS

         At the Meeting, the shares represented by the proxies obtained hereby, unless otherwise specified, will be voted for the election as directors of the six nominees named below, each to serve until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election. However, if any one or more of the nominees named below should not be available for election, the proxies will be voted for such substitute nominee(s), if any, as the Board of Directors may propose. Robert Munson will not stand for re-election as a director. The Board of Directors has elected not to nominate a seventh director to fill Mr. Munson's vacancy at the Meeting. Proxies cannot be voted at the Meeting for a greater number of persons than the six nominees named in this Proxy Statement, although persons in addition to those nominees may be nominated by the shareholders at the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION
                  AS DIRECTORS OF THE SIX NOMINEES NAMED BELOW

         The following information is set forth with respect to each person nominated for election as a director of the Company. Donald Graw, Jaime Levy and Richard Preston, executive officers of the Company, are also nominees for directors at the Meeting. Reference is made to the information set forth above under "Executive Officers" for a description of the business experience of Messrs. Graw, Levy and Preston.

         The following table sets forth certain information concerning each director.

NAME                                                    AGE       POSITION WITH THE COMPANY          DIRECTOR SINCE
----                                                    ---       -------------------------          --------------
Donald A. Graw.................................          44       Chairman of the Board, President   January 1994
                                                                   and Chief Executive Officer
Jaime J. Levy..................................          43       Executive Vice President           July 1994
                                                                  and Director
Eugene P. Lynch................................          37       Director                           December 1996
James L. McLellan..............................          64       Director                           December 1998
Sanford Miller.................................          46       Director                           March 1998
Richard Preston................................          54       Secretary and Director             October 1991

         EUGENE P. LYNCH joined the Company's Board of Directors in December 1996. Mr. Lynch is a Managing Director of The Clipper Group. Mr. Lynch currently serves on the Board of Directors of Owosso Corp., a corporation whose shares of common stock are quoted on the Nasdaq National Market, TravelCenters of America, Inc. and several other privately-held companies.

         SANFORD MILLER joined the Company's Board of Directors in March 1998. From 1994 to present, Mr. Miller has been the Chairman of the Board and Chief Executive Officer of Budget Group, Inc., owner of Budget Rent A Car Corp. Prior to 1994, Mr. Miller was a principal of various Budget Rent A Car franchises. Mr. Miller served as president of the American Car Rent Association in 1993 and as chairman of the Licensee Local Market Advisory Board of the Budget System in 1989 and 1990. Mr. Miller is also a director of MoneyGram Payment Systems, Inc., Colonial Bank of Volusia County and Tranex Credit Corp.

         JAMES L. MCLELLAN joined the Company's Board of Directors in December 1998. From December 1998 to present, Mr. McLellan has served as the Senior Vice President of AVTEAM Engine Repair Corp., a wholly-owned subsidiary of the Company. Prior thereto, Mr. McLellan served as the President of M&M Aircraft Services, Inc., which was acquired by the Company in December 1998.

         There are no family relationships among any of the Company's directors and officers.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of the Company's Class A Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by regulations promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

         With reference to transactions during 1998, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, all Section 16(a) forms required to be filed with the SEC were filed.

         The Board of Directors held 10 meetings during 1998. The Company's directors attended more than 80% of the total number of meetings of (i) the Board of Directors and (ii) the committees on which such directors served.


COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company has an Executive Committee, Audit Committee and Compensation Committee. The members of each committee have been appointed by the Board of Directors to serve until their respective successors are elected and qualified.

         EXECUTIVE COMMITTEE. The Executive Committee is authorized, subject to Florida law, to exercise the power and authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the full Board of Directors. The Executive Committee is composed of Messrs. Graw, Levy, Lynch and Preston. The Executive Committee held two meetings during 1998.

         AUDIT COMMITTEE. The Audit Committee's function is to review the scope and results of the audit of the financial statements of the Company and the internal accounting, financial and operating control procedures of the Company. In 1998, the Audit Committee was composed of Messrs. Lynch, Munson and Miller, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. The Audit Committee held one meeting during 1998. In 1999, the Audit Committee will consist of Messrs. Lynch and Miller.

         COMPENSATION COMMITTEE. The Compensation Committee's function is to determine the cash and other incentive compensation, if any, to be paid to the Company's executive officers. In addition, the Compensation Committee's function is to administer and award stock options under the Company's 1996 Stock Option Plan (the "Option Plan"). In 1998, the Compensation Committee was composed of Messrs. Lynch, Munson and Miller, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and not employed by the Company. The Compensation Committee did not meet in 1998. The functions that would normally be performed by the Compensation Committee were performed by the Board of Directors in 1998. In 1999, the Compensation Committee will consist of Messrs. Lynch and Miller.


                             EXECUTIVE COMPENSATION


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee and the Board of Directors. The Compensation Committee consists entirely of directors who are not employees of the Company to ensure that executive compensation is determined in an objective manner. In addition, the Compensation Committee's function is to administer the Option Plan and Key Executive Annual Incentive Plan (the "Incentive Plan") and other key provisions of the executive compensation program.


COMPENSATION PHILOSOPHY

         The Company is engaged in a highly competitive and dynamic industry, and the Company's success depends in large part upon its ability to attract, motivate, retain and reward executive officers. The Company's executive compensation program has been designed to (i) align executive compensation with shareholder interests, (ii) attract, motivate, retain and reward a highly competent management team, (iii) link compensation to individual and Company performance and (iv) achieve a balance between incentives for short-term and long-term results. The Company's executive compensation package consists of the payment of a base salary, the opportunity to be paid a cash bonus and the issuance of stock options. The Company also believes in providing rewards for the creation of shareholder value through the use of stock options. The Board of Directors and the Compensation Committee believe that this philosophy will motivate the Company's executives and, thereby, reinforce the accomplishment of the Company's strategic and financial goals.

         Executive compensation decisions in 1998 were largely considered in light of the financial performance of the Company, including the growth in revenues and net income of the Company and the successful completion of the acquisition of the business of M&M Aircraft Services, Inc. in December 1998. The Board of Directors and the Compensation Committee also took into consideration the President and Chief Executive Officer's recommendation on executive officer compensation as well as various qualitative and quantitative indicators of corporate and individual performance in determining executive officer compensation.


ELEMENTS OF THE EXECUTIVE COMPENSATION PROGRAM

         BASE SALARIES

         The Company's salary levels for Donald Graw, Jaime Levy, Bryan Thomas McFarland, Dallas Cobb Mark Koondel and Paula Sparks are determined in accordance with written employment agreements between the Company and such executives. The amounts being paid to the executive officers mentioned above and the other executive officers of the Company result from negotiations between the Company and such executive officers, and are believed to be competitive with amounts paid to executives in similar positions by other similarly-situated public companies in the business of supplying aftermarket aircraft engines, engine parts and airframe components and engine maintenance, repair and overhaul services. The Board of Directors and the Compensation Committee believe that the emerging nature of the Company's business, coupled with the attendant risks, require that the Company offer a competitive compensation package in order to attract executive officers of the caliber required to enable the Company to achieve its business objectives. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and the individual performance of the executive.

         INCENTIVE PLAN

         The Company has adopted the Incentive Plan pursuant to which key executives of the Company may receive bonus compensation based on the Company's financial performance during any fiscal year through 1999. Under the Incentive Plan, the Company's President and Executive Vice President and other executives designated by the Compensation Committee are assigned a target award expressed as a percentage of base salary in varying amounts (not to exceed 100% of base salary). The actual award is subject to achievement by the Company of minimum levels of pre-tax income. The Compensation Committee has the authority to establish target awards and to determine final awards in the event that the Company's pre-tax income is less than the levels established under the Incentive Plan.

         LONG-TERM INCENTIVES

         The objective of the Company's long-term incentive program is to offer opportunities for stock ownership in the Company through the issuance of stock options. By encouraging such stock ownership, the Company seeks to attract, retain, motivate and reward qualified personnel and to encourage such persons to devote their best efforts to the business and financial success of the Company. In furtherance of this purpose, the Option Plan authorizes the granting of incentive stock options and non-statutory stock options to purchase shares of Class A Common Stock to officers, directors, consultants, and key employees of the Company and its affiliates. Grant levels under the Option Plan consider such factors as awards to officers of companies within the Company's peer group, the executive's tenure, responsibilities and current stock and option holdings.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee is responsible for recommending the compensation of the Chief Executive Officer and such compensation is determined in the same manner as the compensation of the other executive officers of the Company.

         SECTION 162(M) COMPLIANCE

         The Company does not presently anticipate that the compensation of any of the Named Executive Officers will exceed the $1,000,000 non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company and the Compensation Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Code Section 162(m), when and if necessary. It is the Company's intention to bring the Company's stock option program into compliance with Code Section 162(m), if necessary, to insure that stock option grants are excluded from the compensation calculation for the purposes of Code Section 162(m).

                       COMPARATIVE STOCK PERFORMANCE CHART

         The following graph compares the cumulative total shareholder return on the Company's Class A Common Stock beginning October 31, 1997, with the cumulative total return for the same period of the Nasdaq Composite Index and the Nasdaq Industrial Index.


                  AVTEAM, INC.      NASDAQ COMPOSITE         NASDAQ INDUSTRIAL
                  ------------      ----------------         -----------------
31-Oct-97             100.00               100.00                  100.00
31-Dec-97             104.72                98.63                   96.33
31-Dec-98              45.70               138.28                  103.29

         The following table shows, for 1996, 1997 and 1998 the compensation earned by the Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                ------------------
                                                                                     AWARDS
                                                                                ------------------
                                                                                   SECURITIES
                                                     ANNUAL COMPENSATION (1)       UNDERLYING
          NAME AND PRINCIPAL                        -----------------------          OPTIONS/
             POSITION(S)                   YEAR      SALARY($)       BONUS($)      SARS(#)(2)
---------------------------------------   ------    ------------------------    ------------------

Donald A. Graw                             1998     260,000         67,600              -
  Chairman of the Board,                   1997     260,000        135,200          51,000
  President and Chief Executive Officer    1996     288,737           -                 -

Jaime J. Levy                              1998     220,000         57,200              -
  Executive Vice President                 1997     220,000        114,400          42,000
                                           1996     286,430           -                 -

Bryan T. McFarland                         1998     139,500         34,000              -
  Vice President -                         1997     110,000         57,200          20,000
  Business Development                     1996      80,000         40,000              -

Mark S. Koondel                            1998     129,650         34,000              -
  Chief Financial Officer                  1997     115,000         40,000          18,000
  and Treasurer (3)                        1996      63,646         22,500              -

Dallas Cobb                                1998     124,400         34,000              -
  Vice President - Operations              1997     108,077         28,600          12,500
                                           1996      63,635         15,000              -

-----------

(1) Perquisites to each officer did not exceed the lesser of $50,000 or 10% of the total salary and bonus for such officer.

(2) The options have an exercise price of $8.50 per share and become exercisable in increments of 35% on October 31, 1998 and 1999 and 30% on October 31, 2000.

(3)   Effective as of April 1996.


         The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during 1998 and unexercised options held as of the end of 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                           NUMBER OF
                                                                           SECURITIES
                                                                           UNDERLYING               VALUE OF
                                                                           UNEXERCISED         UNEXERCISED-IN-THE-
                                                                           OPTIONS AT             MONEY OPTIONS
                                                                            FY-END(#)              AT FY-END($)
                                     SHARES                           ---------------------  -----------------------
                                   ACQUIRED ON         VALUE              EXERCISABLE/            EXERCISABLE/
             NAME                  EXERCISE(#)      REALIZED($)          UNEXERCISABLE           UNEXERCISABLE
-------------------------------   --------------  -----------------   ---------------------  -----------------------
Donald A. Graw..............            -                  -          17,850 / 33,150                 -/-
Jaime J. Levy...............            -                  -          14,700 / 27,300                 -/-
Bryan Thomas McFarland......            -                  -           7,000 / 13,000                 -/-
Mark S. Koondel.............            -                  -           6,300 / 11,700                 -/-
Dallas Cobb.................            -                  -           4,375 /  8,125                 -/-

DIRECTOR COMPENSATION

         In 1998, Messrs. Lynch, Munson and Miller were each paid $10,000 as consideration for their services as directors and for reimbursement of expenses for attending Board of Directors meetings and committee meetings.


EMPLOYMENT AGREEMENTS

         On December 6, 1996, Messrs. Graw and Levy entered into employment agreements (collectively, the "Graw and Levy Employment Agreements") with the Company providing for employment as the President and Chief Executive Officer and Executive Vice President, respectively. The Graw and Levy Employment Agreements provide that Messrs. Graw and Levy will receive an annual base salary of $260,000 and $220,000, respectively, for an initial term of three years expiring December 1999, as well as the right to participate in the Option Plan and the Incentive Plan. The Graw and Levy Employment Agreements contain confidentiality and noncompete covenants from Messrs. Graw and Levy in favor of the Company. Upon termination without cause, Messrs. Graw and Levy will be entitled to receive two years' annual base salary paid in one lump sum.

         On June 1, 1998, Mr. Koondel entered into an employment agreement (the "Koondel Employment Agreement") with the Company providing for employment as the Chief Financial Officer and Treasurer. On March 1, 1998, Mr. Cobb entered into an employment agreement (the "Cobb Employment Agreement") with the Company providing for employment as the Vice President - Operations. On January 5, 1998, Mr. McFarland entered into an employment agreement (the "McFarland Employment Agreement") with the Company providing for employment as the Vice President - Business Development. The Koondel, Cobb and McFarland Employment Agreements provide that Messrs. Koondel, Cobb and McFarland will receive annual base salary of $130,000, $127,500 and $140,000, respectively, for a term of three years, as well as the right to participate in the Option Plan and the Incentive Plan. The base salary is subject to increase based on the individual performance of the executive and competitive practices in the industry. The Koondel, Cobb and McFarland Employment Agreements contain confidentiality and noncompete covenants from Messrs. Koondel, Cobb and McFarland in favor of the Company. Upon termination without cause, Messrs. Cobb and McFarland will be entitled to receive one year's annual base salary payable in bi-weekly installments and Mr. Koondel will be entitled to receive six month's annual base salary payable in bi-weekly installments.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In 1998, the Compensation Committee consisted of Messrs. Lynch, Munson and Miller, none of whom are employed by the Company. Each such person is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. There are no interlocks with other companies within the meaning of the SEC's proxy rules.


                              CERTAIN TRANSACTIONS

         James McLellan is entitled to receive a commission in an amount up to $67,000 on the sale of certain engine parts and airframe components by the Company upon the achievement of certain sales targets.

         Unless otherwise specified above, no information is given in this Proxy Statement for directors of the Company for any portion of the year 1998 during which any such person did not serve as a director.

                                   PROPOSAL 2

         TO APPROVE THE AVTEAM, INC. 1996 STOCK OPTION PLAN, AS AMENDED

         In 1996, the Company's Board of Directors and shareholders adopted and approved the Option Plan. As of the Record Date, there were 600,000 shares of Class A Common Stock reserved for issuance under the Option Plan. As of the Record Date, options (net of canceled, repurchased or expired options) covering an aggregate of 550,000 shares of Class A Common Stock had been granted under the Option Plan and 50,000 shares of Class A Common Stock (plus any shares that might in the future be returned to the Option Plan as a result of cancellations, repurchases or expiration of options) remained available for future grant under the Option Plan. On April 7, 1999, the Board of Directors approved an amendment to the Option Plan, subject to shareholder approval, to increase the number of shares of Class A Common Stock authorized for issuance under the Option Plan from 600,000 shares to 1,000,000 shares. This amendment is intended to afford the Company greater flexibility in providing selected officers, directors, consultants and key employees of the Company and its wholly-owned subsidiaries, AVTEAM Engine Repair Corp. and AVTEAM Aviation Field Services, Inc., with stock options to purchase shares of Class A Common Stock and ensures that the Company can continue to provide stock options at levels determined appropriate by the Board of Directors.

         Shareholders are requested in this Proposal 2 to approve the Option Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Option Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-vote shares are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

         The following summary of the material terms of the Option Plan is qualified in its entirety by reference to the full text of the Option Plan, a copy of which is attached as EXHIBIT A to this Proxy Statement. The essential features of the Option Plan are discussed below:


GENERAL

         The Option Plan provides for the grant of incentive stock options and non-statutory stock options to purchase shares of Class A Common Stock to selected officers, directors, consultants and key employees of the Company and its affiliates. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of Code
Section 422. Non-statutory stock options granted under the Option Plan are not intended to qualify as incentive stock options within the meaning of Code
Section 422. See "Tax Information" for a discussion of the tax treatment of the stock options included in the Option Plan.


PURPOSE

         The purpose of the Option Plan is to promote the interests of the Company and its shareholders by providing an opportunity to selected officers, directors, consultants and key employees of the Company and its affiliates to purchase shares of Class A Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, motivate and reward qualified personnel and to encourage such persons to devote their best efforts to the business and financial success of the Company. In furtherance of this purpose, the Option Plan authorizes the granting of incentive stock options and non-statutory stock options to purchase shares of Class A Common Stock to officers, directors, consultants, and key employees of the Company and its affiliates.

ADMINISTRATION

         The Option Plan is administered by the Compensation Committee. The Compensation Committee has the power and authority to construe and interpret the Option Plan and, subject to the provisions of the Option Plan, to determine the persons to whom and the dates on which stock options will be granted; whether a stock option will be an incentive stock option or a non-statutory stock option, or a combination of the foregoing; the provisions of each stock option granted (which need not be identical), including the time and the conditions subject to which stock options may be exercised in whole or in part; the number of shares of Class A Common Stock underlying a stock option grant; and to establish any other terms, restrictions and/or conditions applicable to any stock option not inconsistent with the provisions of the Option Plan.


SHARES SUBJECT TO THE OPTION PLAN

         The Class A Common Stock that may be awarded pursuant to stock options granted under the Option Plan shall not exceed in the aggregate 1,000,000 shares of Class A Common Stock. If any stock option expires or terminates, in whole or in part, without having been exercised in full, the shares of Class A Common Stock not purchased under such stock option will revert to and again become available for issuance under the Option Plan. The shares of Class A Common Stock subject to the Option Plan may be unissued shares or reacquired shares, bought on the market or otherwise.


ELIGIBILITY

         Incentive stock options may be granted only to employees. Non-statutory stock options may be granted to employees, directors or consultants. No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of a share of Class A Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. For incentive stock options granted under the Option Plan, the aggregate fair market value, determined at the time of grant, of the shares of Class A Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The Option Plan has a per-employee, per-calendar year period limitation on the number of shares of Class A Common Stock that may be made subject to options equal to 200,000 shares of Class A Common Stock. The purpose of this limitation is generally to permit the Company to continue to be able to deduct for tax purposes the compensation attributable to the exercise of options under the Option Plan. To date, the Company has not been subject to this limitation.


TERM AND TERMINATION

         The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive. No option is exercisable after the expiration of 10 years from the date it was granted. In the event an optionee's continuous service with the Company is terminated, for any reason other than death or disability, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination), but only within the period ending on the earlier of (i) 30 days following such termination (or such longer or shorter period as specified in the stock option agreement) or (ii) the expiration of the term of the option as set forth in the stock option agreement. In the event an optionee's continuous service with the Company terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) 12 months following such termination (or such longer or shorter period as specified in the stock option agreement) or (ii) the expiration of the term of the option as set forth in the stock option agreement.

EXERCISE PRICE

         The exercise price of each incentive stock option will not be less than 100% of the fair market value of the Class A Common Stock on the date of grant, and in some cases may be higher (see "Eligibility"). The exercise price of each non-statutory stock option will not be less than 85% of the fair market value of the Class A Common Stock on the date of grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Code Section 162(m). See "Tax Information." The fair market value per share will be determined in good faith by the Board of Directors (or Compensation Committee).

         In the event of a decline in the value of the Class A Common Stock, the Compensation Committee has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or non-statutory, with new lower priced options. To the extent required by Code Section 162(m), an option repriced under the Option Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to be granted will be counted against the 200,000 share per-employee, per-calendar year limitation.


CONSIDERATION

         The purchase price of Class A Common Stock acquired pursuant to a stock option is required to be paid in cash at the time of exercise or purchase. In the discretion of the Compensation Committee, the purchase price may be made by delivery to the Company of other shares of Class A Common Stock, a combination of cash and other shares of Class A Common Stock or any other form of legal consideration that may be acceptable to the Compensation Committee.


TRANSFERABILITY

         Neither an incentive stock option nor a non-statutory stock option shall be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and shall be exercisable during the lifetime of the person to whom the stock option is granted.


VESTING

         The total number of shares of Class A Common Stock subject to an option may, but need not, be allotted in periodic installments. The stock option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised.


ADJUSTMENTS UPON CHANGES IN CLASS A COMMON STOCK

         If any change is made in the Class A Common Stock subject to the Option Plan, or subject to any stock option, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the class(es) and maximum number of shares subject to the Option Plan, the maximum annual stock option grants permissible under the Option Plan and the class(es) and number of shares and price per share of Class A Common Stock subject to outstanding stock options will be appropriately adjusted. Provisions governing the effect on options upon a merger, consolidation or other reorganization of the Company, with receipt of consideration, are also included in the Option Plan.

AMENDMENT OF THE OPTION PLAN

         The Board of Directors or the Compensation Committee at any time, and from time to time, may amend the Option Plan, but without the approval of the shareholders, no such amendment shall increase the number of shares of Class A Common Stock subject to the Option Plan, materially modify the eligibility requirements for participation in the Option Plan, materially increase the benefits accruing to optionees under the Option Plan or extend the term of the Option Plan. No amendment shall be effective unless approved by the shareholders of the Company within 12 months after the adoption of the amendment, where such amendment requires shareholder approval or in order for the Option Plan to satisfy the requirements of Code Section 422, Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirement.


TERMINATION OR SUSPENSION OF THE OPTION PLAN

         The Board of Directors may suspend or terminate the Option Plan at any time. Unless sooner terminated, the Option Plan shall terminate on March 1, 2006. No stock options may be granted under the Option Plan while the Option Plan is suspended or after it is terminated.


TAX INFORMATION

         The following is a summary of the effect of Federal income taxation upon the optionee and the Company with respect to the grant and exercise of stock options under the Option Plan. The summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside. Furthermore, the summary is based upon current Federal income tax rules and, therefore, is subject to change when those rules change. Because the tax consequences to any optionee under the Option Plan may depend on his or her particular situation, each optionee should consult his or her tax advisor as to the Federal, state, local and other tax consequences before exercising any stock option or disposing of any shares of Class A Common Stock acquired upon the exercise of any stock option.

         INCENTIVE STOCK OPTIONS. Incentive stock options under the Option Plan are intended to be eligible for the favorable Federal income tax treatment accorded "incentive stock options" under the Code. There generally are no Federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option is an alternative minimum tax adjustment item and may increase the optionee's alternative minimum tax liability, if any. If an optionee holds shares of Class A Common Stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such shares of Class A Common Stock will be capital gain or loss. Generally, if the optionee disposes of the shares of Class A Common Stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the Class A Common Stock's fair market value on the date of exercise over the exercise price or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the Class A Common Stock was held. Long-term capital gains (I.E., gains on capital assets held for more than one year) currently are generally subject to lower tax rates than ordinary income. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NON-STATUTORY STOCK OPTIONS. There generally are no Federal income tax consequences to the optionee or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the Class A Common Stock's fair market value on the date of exercise over the option exercise price. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the

Company will be entitled (subject to the requirement of reasonableness, the provisions of Code Section 162(m) and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the shares of Class A Common Stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such Class A Common Stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the Class A Common Stock was held. Slightly different rules may apply to optionees who acquire shares of Class A Common Stock subject to certain repurchase options or who are subject to Section16 of the Exchange Act.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. CODE Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options granted in the future under the Option Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that:
(i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and
(iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.


                                   PROPOSAL 3

    TO APPROVE THE AVTEAM, INC. 1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved and adopted, subject to shareholder approval, the 1999 Non-Employee Directors Stock Option Plan (the "Directors Plan"). The Directors Plan authorizes 100,000 shares of Class A Common Stock for issuance upon the exercise of stock options. During 1997 and 1998, Non-Employee Directors (as defined below) of the Company were paid an annual sum of $10,000 for their services as directors and for reimbursement of expenses for attending Board of Directors meetings and committee meetings. Upon the approval of the Directors Plan by shareholders, Non-Employee Directors will no longer receive cash compensation for their services as directors and, thereafter, will receive grants of stock options under the Directors Plan to purchase shares of Class A Common Stock and be reimbursed for expenses for attending Board of Directors meetings and committee meetings.

         Shareholders are requested in this Proposal 3 to approve the Directors Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as votes against this Proposal. Broker non-votes shares are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                                   PROPOSAL 3

         The following summary of the material terms of the Directors Plan is qualified in its entirety by reference to the full text of the Directors Plan, a copy of which is attached as EXHIBIT B to this Proxy Statement. The essential features of the Directors Plan are discussed below:


GENERAL

         The purpose of the Directors Plan is to attract and retain the services of persons capable of serving as Non-Employee Directors on the Board of Directors and to provide incentives to such persons to promote the overall financial objectives of the Company and the creation of shareholder value. The Directors Plan seeks to achieve this purpose by providing awards in the form of non-statutory stock options to Non-Employee Directors.


ADMINISTRATION

         The Directors Plan will be administered by the Board of Directors. The Board of Directors may delegate its duties with respect to the Directors Plan to the Compensation Committee. The Board of Directors (or the Compensation Committee) has the authority to construe and interpret the Directors Plan and the stock options granted under the Directors Plan, and to establish, amend and revoke rules and regulations for its administration.


ELIGIBILITY

         The Directors Plan provides that stock options may be granted only to Non-Employee Directors of the Company. A "Non-Employee Director" is defined in the Directors Plan as a director of the Company who is not otherwise an employee of the Company or its subsidiaries or otherwise compensated for his services to the Company. As of the date of the Meeting, Messrs. Lynch, Miller and Preston will be eligible to participate in the Directors Plan, if it is approved by shareholders.


STOCK OPTION GRANTS

         Option grants under the Directors Plan are non-discretionary. Pursuant to the terms of the Directors Plan, each person who is serving as a Non-Employee Director on the day following each annual meeting of shareholders automatically shall be granted an option to purchase 10,000 shares of Class A Common Stock (an "Annual Grant").


TERMS OF OPTIONS

         Each option under the Directors Plan is subject to the following terms and conditions:

         OPTION EXERCISE; VESTING. Annual Grants to Non-Employee Directors shall vest immediately on the date of grant. Annual Grants may be exercised by giving written notice of exercise to the Company, specifying the number of shares of Class A Common Stock to be purchased and tendering payment of the purchase price for such shares to the Company.

         EXERCISE PRICE; PAYMENT. The exercise price for the stock options granted under the Directors Plan will be equal to the fair market value of a share of Class A Common Stock on the date of grant. The fair market value per share will be determined by using the last reported sales price of the Class A Common Stock on the Nasdaq Stock Market on the date of grant. If at any time the Class A Common Stock is not listed on any national securities exchange or quoted on the Nasdaq Stock Market or the over-the-counter market, the fair market value per share shall be determined in good faith by the Board of Directors (or Compensation Committee). The exercise price of stock options granted under the Directors Plan may be paid, to the extent provided in the stock option agreement between the Company and the optionee, in any combination of the following: (i) cash or check; (ii) delivery of Class A Common Stock that has been held for the period of time required to avoid a charge to the Company's earnings (such shares shall be valued at their fair market value on the date preceding the date of exercise); (iii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board of Directors (or the Compensation Committee) and provided in the stock option agreement.

         TRANSFERABILITY; TERM. Under the Directors Plan, a stock option may not be transferred by the optionee, except by will or the laws of descent and distribution, unless the prior written consent of the Board of Directors (or the Compensation Committee) is obtained and the proposed transfer does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act. During the lifetime of an optionee, an option may be exercised only by the optionee. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the stock option. No stock option granted under the Directors Plan is exercisable by any person after the expiration of 10 years from the date the stock option is granted. An optionee whose service relationship with the Company or any of its subsidiaries (whether as a Non-Employee Director or subsequently as an employee, director or consultant of either the Company or any subsidiary) ceases for any reason may exercise vested stock options for the term provided in the stock option agreement (12 months generally, 18 months in the event of death).

         OTHER PROVISIONS. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors Plan, as may be determined by the Board of Directors (or the Compensation Committee).


ADJUSTMENTS UPON CHANGES IN CLASS A COMMON STOCK

         If any change is made in the Class A Common Stock subject to the Directors Plan, or subject to any stock option, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors Plan and stock options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding stock options. The Directors Plan provides that, in the event of (i) a consolidation or merger of the Company with or into any other entity or person; (ii) any other corporate reorganization in which the Company is not the continuing or surviving entity; (iii) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; or (iv) any sale, lease, license or other disposition of all or substantially all of the assets of the Company, then any surviving corporation or acquiring corporation shall assume any stock options outstanding under the Directors Plan or substitute similar stock options for any stock options outstanding. If any surviving or acquiring corporation refuses to assume such stock options or substitute similar stock options, then the vesting of such stock options outstanding under the Directors Plan that are held by optionees whose service with the Company continues will be terminated, if not exercised at or prior to such event.


DURATION, AMENDMENT AND TERMINATION

         The Board of Directors may amend, suspend or terminate the Directors Plan at any time or from time to time. No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.


TAX INFORMATION

         The following is a summary of the effect of Federal income taxation upon the optionee and the Company with respect to the grant and exercise of stock options under the Directors Plan. The summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside. Furthermore, the summary is based upon current Federal income tax rules and, therefore, is subject to change when those rules change. Because the tax consequences to any optionee under the Directors Plan may depend on his or her particular situation, each optionee should consult his or her tax advisor as to the Federal, state, local and other tax consequences before exercising any stock option or disposing of any shares of Class A Common Stock acquired upon the exercise of any stock option.

         Options granted under the Directors Plan are non-statutory options. There generally are no Federal income tax consequences to the optionee or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Subject to the requirement of reasonableness, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

Upon disposition of the shares of Class A Common Stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire shares of Class A Common Stock subject to certain repurchase options or who are subject to Section16 of the Exchange Act.


                        RATIFICATION OF THE REAPPOINTMENT
                            OF THE COMPANY'S AUDITORS

         The Board of Directors has recommended the reappointment of Ernst & Young LLP as independent accountants of the Company for 1999. Ernst & Young LLP has audited the books and records of the Company beginning with the Company's fiscal year ended December 31, 1993. Although the appointment of Ernst & Young LLP as independent auditors of the Company does not require ratification by the Company's shareholders, the Board of Directors considers it appropriate to obtain such ratification. Accordingly, the vote of shareholders on this matter is advisory in nature and has no binding effect upon the Board of Directors' reappointment of Ernst & Young LLP. A representatives of Ernst & Young LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if he or she desires to do so and to respond to questions.


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented at the Meeting. If any other business should properly come before the Meeting, the persons named in the accompanying proxy will vote on such business in their discretion, unless they are directed by a proxy to do otherwise.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Exchange Act, proposals of shareholders intended to be presented at the Company's 2000 annual meeting of shareholders must be received in writing by the Company's Secretary at the Company's principal executive offices not later than December 20, 1999 in order to be included in the Company's Proxy Statement and form of proxy relating to the 2000 annual meeting of shareholders.


                                            By Order of the Board of Directors,
                                            DONALD A. GRAW, CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

Miramar, Florida
April 19, 1999

                                                                       EXHIBIT A

                                  AVTEAM, INC.

                       1996 STOCK OPTION PLAN, AS AMENDED

         1.       PURPOSE.

                  The AVTEAM, Inc. 1996 Stock Option Plan (the "Plan"), as amended, is intended to provide to officers, directors, key employees and consultants of the Corporation an opportunity to acquire a proprietary interest in the Corporation, to encourage such key individuals to remain in the employ of or to contract with the Corporation, and to attract and retain new employees, consultants, and directors with outstanding qualifications. Pursuant to the Plan, the Corporation may grant to officers, directors, consultants, and key employees of the Corporation options to purchase shares of common stock of the Corporation upon such terms and conditions as provided herein.

         2.       DEFINITIONS.

                  (a) "AFFILIATE" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

                  (b) "BOARD" shall mean the Board of Directors of the Corporation.

                  (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "COMMITTEE" shall mean the committee appointed by the Board to administer the Plan, or if no such committee is appointed, the Board.

                  (e) "COMMON STOCK" shall mean the Class A Common Stock, par value $.01 per share of the Corporation.

                  (f) "CONSULTANT" shall mean any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services and is compensated for such consulting services, and any non-employee director of the Company whether compensated for such services or not.

                  (g) "CORPORATION" shall mean AVTEAM, Inc., a Florida corporation.

                  (h) "EFFECTIVE DATE" shall mean April 15, 1996.

                  (i) "EMPLOYEE" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or by any Affiliate. For purposes of the Plan and only for purposes of the Plan, and in regard to Nonstatutory Stock Options but not for Incentive Stock Options, a Consultant or director of the Corporation or any Affiliate shall be deemed to be an Employee, and service as a Consultant or director with the Corporation or any Affiliate shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Consultant or director who is not an employee of the Corporation or any Affiliate within the meaning of
Section 3401 of the Code and the regulations thereunder. In the case of a non-employee director or Consultant, the provisions governing when a termination of employment has occurred for purposes of the Plan shall be set forth in the written stock option agreement between the Optionee and the Corporation, or, if not so set forth, the Committee shall have the discretion to determine when a termination of "employment" has occurred for purposes of the Plan.

                  (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "EXERCISE PRICE" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's stock option agreement.

                  (l) "FAIR MARKET VALUE" shall mean the value of each Share as determined by the Board.

                  (m) "INCENTIVE STOCK OPTION" shall mean an Option of the type described in Section 422(b) of the Code.

                  (n) "NONSTATUTORY STOCK OPTION" shall mean an Option of the type not described in Section 422(b) or 423(b) of the Code.

                  (o) "OPTION" shall mean an option to purchase Common Stock granted pursuant to the Plan.

                  (p) "OPTIONEE" shall mean any person who holds an Option pursuant to the Plan.

                  (q) "PLAN" shall mean this stock option plan as it may be amended from time to time.

                  (r) "PURCHASE PRICE" shall mean at any particular time the Exercise Price times the number of Shares for which an Option is being exercised.

                  (s) "SHARE" shall mean one share of authorized Common Stock.

         3.       ADMINISTRATION.

                  (a)      THE COMMITTEE.

                           (i) The Board may administer the Plan or appoint a
Committee to administer the Plan. The Committee shall consist of not less than two members who may also be members of the Board. Members of the Board or the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee and shall be excluded in determining unanimity of an act in writing, for any action which is taken with respect to the granting of an Option to such member.

                           (ii) If the Corporation registers any class of any
equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered by a Committee of directors which shall consist of not less than two members, who during the one year prior to service as an administrator of the Plan, shall not have been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its Affiliates except as permitted under Rule 16b-3 under the Exchange Act which provides that participation in a formula plan meeting the conditions of Rule 16(b)(3)(c)(2)(ii) or in an ongoing securities acquisition plan meeting the conditions in Rule 16(b)(3)(d)(2)(i) shall not disqualify a member of the Committee from serving as an administrator of the Plan. In addition, an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a member of the Committee from serving as an administrator of the Plan.

                  The Board may from time to time designate individuals as ineligible to participate in the Plan for a specified period in order to become eligible to be a member of the Committee.

                  (b)      POWERS OF THE COMMITTEE.

                  Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation:

                           (i) to grant Options;

                           (ii) to determine the Exercise Price per Share of
Options to be granted;

                           (iii) to determine the Employees to whom, and the
time or times at which, Options shall be granted and the number of Shares for which an Option will be exercisable;

                           (iv) to interpret the Plan;

                           (v) to prescribe, amend, and rescind rules and
regulations relating to the Plan;

                           (vi) to determine the terms and provisions of each
Option granted and, with the consent of the holder thereof, modify or amend each Option;

                           (vii) to accelerate or defer, with the consent of the
Optionee, the exercise date of any Option;

                           (viii) to authorize any person to execute on behalf
of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

                           (ix) with the consent of the Optionee, to reprice,
cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

                           (x) to make all other determinations deemed necessary
or advisable for the administration of the Plan.

                  (c)      BOARD'S DETERMINATION OF FAIR MARKET VALUE.

                           The Board shall have the authority to determine, upon
review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan. The Board may delegate this authority to the Committee.

                  (d)      COMMITTEE'S INTERPRETATION OF THE PLAN.

                           The interpretation and construction by the Committee
of any provision of the Plan or of any Option granted hereunder shall be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                  (e)      ALL COMMITTEE ACTIONS TO BE IN WRITING.

                           Any and all actions of the Committee taken in
exercise of the powers granted to it in this Section 3 shall be in writing.

         4.       PARTICIPATION.

                  (a)      ELIGIBILITY.

                           The Optionees shall be such persons as the Committee
may select from among the Employees, provided that Consultants are not eligible to receive Incentive Stock Options.

                  (b)      TEN PERCENT SHAREHOLDERS.

                           Any Employee who owns Stock possessing more than 10%
of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate shall not be eligible to receive an Option unless:

                           (i) the Exercise Price of the Shares subject to such
Option when granted is at least 110% of the Fair Market Value of such Shares, and

                           (ii) such Option by its terms is not exercisable
after the expiration of five years from the date of grant.

                  (c)      STOCK OWNERSHIP.

                           For purposes of Section 4(b), in determining stock
ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an Option shall be disregarded.

                  (d)      OUTSTANDING STOCK.

                           For purposes of Section 4(b), the term "outstanding
stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but shall not include any share for which an Option is exercisable by any person.

         5.       SHARES.

                  (a)      SHARES SUBJECT TO THIS PLAN.

                           The aggregate number of Shares which may be issued
upon exercise of Options under the Plan shall not exceed 1,000,000 shares of Common Stock, subject to adjustment pursuant to Section 9 hereof.

                  (b)      OPTIONS NOT TO EXCEED SHARES AVAILABLE.

                           The number of Shares for which an Option is
exercisable at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. The limitations established by this Section 5(b) shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified therein.

         6.       TERMS AND CONDITIONS OF OPTIONS.

                  (a)      STOCK OPTION AGREEMENTS.

                           Options shall be evidenced by written stock option
agreements between the Optionee and the Corporation in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Corporation unless so evidenced in writing.

                  (b)      NUMBER OF SHARES.

                           Each stock option agreement shall state the number of
Shares for which the Option is exercisable and shall provide for the adjustment thereof in accordance with Section 9 hereof. In no event shall the number of shares subject to an Option or Options granted to any single Optionee exceed, in the aggregate, in any one calendar year 200,000 shares.

                  (c)      VESTING.

                           An Optionee may not exercise his or her Option for
any Shares until the Option, in regard to such Shares, has vested. Each stock option agreement shall include a vesting schedule which shall show when the Option becomes exercisable provided, each Option shall vest at a rate of at least twenty percent (20%) per year over a period of five (5) years with the first 20% becoming exercisable on the first anniversary of the date the Options were granted. The vesting schedule shall not impose upon the Corporation or any Affiliate any obligation to retain the Optionee in its employ or under contract for any period or otherwise change the employment-at-will status of an Optionee who is an employee of the Corporation or any Affiliate.

                  (d)      LAPSE OF OPTIONS.

                           Each stock option agreement shall state the time or
times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option shall lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

                           (i) The tenth anniversary of the date of granting the
Option;

                           (ii) The first anniversary of the Optionee's death;

                           (iii) The first anniversary of the date the Optionee
ceases to be an Employee due to total and permanent disability;

                           (iv) On the date provided in Section 6(h)(i), unless
with respect to a Nonstatutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

                           (v) On the date provided in Section 9 for a
transaction described in such Section;

                           (vi) The date the Optionee files or has filed against
him or her a petition in bankruptcy; or

                           (vii) The expiration date specified in an Optionee's
stock option agreement.

                  (e)      EXERCISE PRICE.

                           Each stock option agreement shall state the Exercise
Price for the Shares for which the Option is exercisable. Subject to Section 4(b), the Exercise Price of an Incentive Stock Option and a Nonstatutory Stock Option shall, when granted, be not less than 100% and 85% of the Fair Market Value of the Shares for which the Option is exercisable, respectively, and not less than the par value of the Shares.

                  (f)      MEDIUM AND TIME OF PAYMENT.

                           The Purchase Price shall be payable in full in cash
upon the exercise of an Option but the Committee may allow the Optionee to pay the Purchase Price:

                           (i) by surrendering Shares in good form for transfer,
owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price; or

                           (ii) in any combination of such consideration or such
other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law as long as the sum of the cash so paid, the Fair Market Value of the Shares so surrendered, and the amount of any Note equals the Purchase Price.

                           The Committee or a stock option agreement may
prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

                  (g)      NONTRANSFERABILITY OF OPTIONS.

                           During the lifetime of the Optionee, the Option shall
be exercisable only by the Optionee or the Optionee's conservator or legal representative and shall not be assignable or transferable except pursuant to a qualified domestic relations order as defined by the Code. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

                  (h)      TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR
DISABILITY.

                           (i) If an Optionee ceases to be an Employee for any
reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any Option held by the Optionee at any time within thirty (30) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

                           (ii) For purposes of this Section 6(h), the
employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of an Incentive Stock Option, employment shall be deemed to terminate on the date the Optionee ceases active employment with the Corporation or any Affiliate, unless the Optionee's reemployment rights are guaranteed by statute or contract.

                  (i)      DEATH OF OPTIONEE.

                           If an Optionee dies while an Employee, or after
ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

                  (j)      DISABILITY OF OPTIONEE.

                           If an Optionee ceases to be an Employee due to
becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Option.

                  (k)      RIGHTS AS A SHAREHOLDER.

                           An Optionee, or a transferee of an Optionee, shall
have no rights as a shareholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

                  (l)      MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS.

                           Within the limitations of the Plan, the Committee may
modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

                  (m)      OTHER PROVISIONS.

                           The stock option agreements authorized under the Plan
may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

                           Without limiting the generality of the foregoing, a
stock option agreement under the Plan may provide for accelerated vesting upon specified corporate events (e.g., events specified in Section 9 hereof) or for waiver of the option termination provision of Section 9(c) hereof, but in no event may an option term be extended beyond the date indicated in Section 8.

         7.       $100,000 PER YEAR LIMITATION ON VESTING OF ISOS.

                  In accordance with section 422(d) of the Code, to the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under this Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an

Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares shall be recharacterized (to the extent of such excess over $100,000) as a Nonstatutory Stock Option(s). In determining which Option(s) shall be treated as Nonstatutory Stock Options under the preceding sentence, the Options shall be taken into account in the order granted, with the result that a later granted Option shall be recharacterized as a Nonstatutory Stock Option prior to such recharacterization of a previously granted Option.

         8.       TERM OF PLAN.

                  Options may be granted pursuant to the Plan until ten years following the Effective Date, and all Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on March 1, 2006.

         9.       RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

                  (a)      REORGANIZATIONS.

                           The number of Shares covered by the Plan, as provided
in Section 5 hereof, and the number of Shares for which each Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split, a stock dividend, recapitalization, combination or reclassification of the Corporation's stock or any other event which results in an increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to such Option are decreased and shall be proportionately decreased in the event the number of Shares subject to such Option are increased. For the purposes of this paragraph, conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Option.

                  (b)      LIQUIDATION.

                           In the event of the dissolution or liquidation of the
Corporation, each Option shall terminate immediately prior to the consummation of such action. The Committee shall notify the Optionee not less than fifteen
(15) days prior to the proposed consummation of a pending dissolution or liquidation, and the Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

                  (c)      MERGER.

                           Except as otherwise expressly provided in an
Optionee's stock option agreement, in the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case each Option shall terminate immediately prior to the consummation of such transaction. The Committee shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of such transaction, and the Option shall be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

                  (d)      DETERMINATION BY COMMITTEE.

                           All adjustments described in this Section 9 shall be
made by the Committee, whose determination shall be conclusive and binding on all persons.

                  (e)      LIMITATION ON RIGHTS OF OPTIONEE.

                           Except as expressly provided in this Section 9, no
Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse split-up, or spin-off of assets or stock of another corporation. Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation shall enter into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall have the right, but not the obligation, to revise the terms of each Option in a manner the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

                  (f)      NO RESTRICTION ON RIGHTS OF CORPORATION.

                           The grant of an Option shall not affect or restrict
in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

         10.      SECURITIES LAW REQUIREMENTS.

                  (a)      LEGALITY OF ISSUANCE.

                           No Share shall be issued upon the exercise of any
Option unless and until the Corporation has determined that:

                           (i) The Corporation and the Optionee have taken all
actions required to exempt the issuance of the Shares from the registration requirements under the Securities Act of 1933, as amended (the "Act"), or the Corporation and the Optionee shall determine that the registration requirements of the Act do not apply to such exercise;

                           (ii) Any applicable listing requirement of any stock
exchange on which the Common Stock is listed has been satisfied; and

                           (iii) Any other applicable provision of state or
Federal law has been satisfied.

                  (b) RESTRICTIONS ON TRANSFER; REPRESENTATIONS OF OPTIONEE; LEGENDS.

                           Regardless of whether the offering and sale of Shares
has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the sale of Shares is not registered under the Act and the Corporation shall determine that the registration requirements of the Act apply to such sale, but an exemption is available which requires an investment representation or other representation, the Optionee shall be required, as a condition to purchasing Shares by exercise of his or her Option, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE

                  SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT AND/OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

                  (c)      REGISTRATION OR QUALIFICATION OF SECURITIES.

                           The Corporation may, but shall not be obligated to,
register or qualify the sale of Shares under the Act or any other applicable law. In connection with any such registration or qualification, the Corporation shall provide each Optionee with such information required pursuant to all applicable laws and regulations.

                  (d)      EXCHANGE OF CERTIFICATES.

                           If, in the opinion of the Corporation and its
counsel, any legend placed on a stock certificate representing Shares sold hereunder is no longer required, the Optionee or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

           11.      EXERCISE OF UNVESTED OPTIONS.

                    The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.

           12.      AMENDMENT OF THE PLAN.

                    The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the shareholders of the Corporation, but without the approval of the Corporation's shareholders, no such revision or amendment shall:

                           (i) Increase the number of Shares subject to the
Plan, other than any increase pursuant to Section 9;

                           (ii) Materially modify the requirements as to
eligibility for participation in the Plan;

                           (iii) Materially increase the benefits accruing to
Optionees under the Plan;

                           (iv) Extend the term of the Plan; or

                           (v) Amend this Section 12 to defeat its purpose.

No amendment, termination or modification of the Plan shall affect any Option theretofore granted in any material adverse way without the consent of the Optionee.

           13.      APPLICATION OF FUNDS.

                    The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

           14.      APPROVAL OF SHAREHOLDERS.

                    The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of shareholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one (1) year following the Effective Date. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 (i) to (iv) shall also be subject to approval by the Corporation's shareholders.

           15.      WITHHOLDING OF TAXES.

                    In the event the Corporation or an Affiliate determines that it is required to withhold Federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements. Alternatively, the Corporation may issue or transfer Shares net of the number of Shares sufficient to satisfy withholding tax requirements. For withholding tax purposes, the Shares will be valued on the date the withholding obligation is incurred.

           16.      RIGHTS AS AN EMPLOYEE.

                    Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

           17. DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS OR CREATION OF IMPLIED RIGHTS.

                    In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

           18.      INSPECTION OF RECORDS.

                    Copies of the Plan, records reflecting each Optionee's Option, and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee at any reasonable business hour.

           19.      INFORMATION TO OPTIONEES.

                    Each Optionee shall be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission and other state securities agencies.

                                    EXHIBIT A

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                       NONSTATUTORY STOCK OPTION AGREEMENT

         This Stock Option Agreement is made and entered into this day of _________, 199_, pursuant to the AVTEAM, Inc. 1996 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected __________________ ("the Optionee") to receive the following grant of a nonstatutory stock option ("Stock Option") to purchase shares of the Class A Common Stock of AVTEAM, Inc. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

         1.       Stock Options Granted:

                           Number of Shares Subject to Option      _________
                           Date of Grant                           _________
                           Vesting Commencement Date               _________
                           Exercise Price Per Share                _________
                           Expiration Date                         _________

         2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of Shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan. This Stock Option is intended by the Corporation and the Optionee to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Optionee and is not subject to Section 7 of the Plan.

         3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

         4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                  (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first full calendar year following the Vesting Commencement Date.

                  (b) Optionee may exercise the Stock Option as to 20% of the Shares at the end of the first full calendar year following the Vesting Commencement Date.

                  (c) Optionee may exercise the Stock Option as to an additional 20% of the Shares at the end of each full calendar year thereafter following the Vesting Commencement Date.

                  (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of Shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a Share, or for any share for which the Stock Option is not exercisable.

         5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

         6. The Stock Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date of this Agreement and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option, that:

                  (a) Optionee understands that both this Stock Option and any shares purchased upon its exercise are securities, the issuance of which require compliance with state and Federal securities laws;

                  (b) Optionee understands that neither the Options nor the Shares have been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Stock Option is not transferable) and that certain restrictions may exist on transfer of the Shares issued upon exercise of the Stock Option;

                  (c) Optionee understands that the Shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such Shares; that no certainty exists that a U.S. public market for the Shares will exist, and that otherwise Optionee may have to sell the Shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

                  (d) The Corporation shall not be under any obligation to issue any Shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

                           (i) it and Optionee have taken all actions required
to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                           (ii) any applicable listing requirement of any stock
exchange on which such Shares are listed has been satisfied; and

                           (iii) all other applicable provisions of state and
Federal law have been satisfied.

           IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.

OPTIONEE                                    AVTEAM, INC.

By: _____________________________           By: ______________________________
           (signature)                                 (signature)

Its: ____________________________           Its: _____________________________
           (Type or Print Name)                        (Type or Print Name)

Address: ________________________
         ________________________
         ________________________

                                    EXHIBIT B

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                        INCENTIVE STOCK OPTION AGREEMENT

         This Stock Option Agreement is made and entered into this day of _________, 199_, pursuant to the AVTEAM, Inc. 1996 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected __________________ ("the Optionee") to receive the following grant of an incentive stock option ("Stock Option") to purchase shares of the Class A Common Stock of AVTEAM, Inc. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

         1.       Stock Options Granted:

                           Number of Shares Subject to Option      _________
                           Date of Grant                           _________
                           Vesting Commencement Date               _________
                           Exercise Price Per Share                _________
                           Expiration Date                         _________

         2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan.

         3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

         4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                  (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first full calendar year following the Vesting Commencement Date.

                  (b) Optionee may exercise the Stock Option as to 20% of the Shares at the end of the first full calendar year following the Vesting Commencement Date.

                  (c) Optionee may exercise the Stock Option as to an additional 20% of the Shares at the end of each full calendar year thereafter following the Vesting Commencement Date.

                  (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a Share, or for any Share for which the Stock Option is not exercisable.

         5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

         6. The Stock Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date of this Agreement and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option, that:

                  (a) Optionee understands that both this Stock Option and any Shares purchased upon its exercise are securities, the issuance of which require compliance with state and Federal securities laws;

                  (b) Optionee understands that neither the Options nor the Shares have been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Stock Option is not transferable) and that certain restrictions may exist on transfer of the Shares issued upon exercise of the Stock Option;

                  (c) Optionee understands that the Shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such Shares; that no certainty exists that a U.S. public market for the Shares will exist, and that otherwise Optionee may have to sell the Shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

                  (d) The Corporation shall not be under any obligation to issue any shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

                           (i)      it and Optionee have taken all actions
required to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                           (ii)     any applicable listing requirement of any
stock exchange on which such Shares are listed has been satisfied; and

                           (iii)    all other applicable provisions of state and
Federal law have been satisfied.

           IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.

OPTIONEE                                    AVTEAM, INC.

By: _____________________________           By: ______________________________
           (signature)                                 (signature)

Its: ____________________________           Its: _____________________________
           (Type or Print Name)                        (Type or Print Name)

Address: ________________________
         ________________________
         ________________________

                                                                       EXHIBIT B

                                  AVTEAM, INC.

                  1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN



1.       PURPOSES.

         (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Non-Employee Directors of the Company.

         (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

         (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert their efforts for the success of the Company and its Affiliates.


2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (b) "ANNUAL GRANT" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 6 of the Plan.

         (c) "ANNUAL MEETING" means the annual meeting of the shareholders of the Company.

         (d) "BOARD" means the Board of Directors of the Company.

         (e) "CODE" means the Internal Revenue Code of 1986, as amended.

         (f) "COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company.

         (g) "COMPANY" means AVTEAM, Inc., a Florida corporation.

         (h) "CONSULTANT" means any person, including an advisor, (i) who is engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

         (i) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an

Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

         (j) "DIRECTOR" means a member of the Board of Directors of the Company.

         (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

         (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as an officer or director of the Company without payment of any compensation to such person, other than payment of a director's fee by the Company or an Affiliate or the issuance of Options pursuant to this Plan, shall not be sufficient to constitute "employment" by the Company or an Affiliate.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (o) "NON-EMPLOYEE DIRECTOR" means a Director who is not employed by the Company or an Affiliate or an Employee.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (r) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

         (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (t) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

         (u) "PLAN" means this AVTEAM, Inc. 1999 Non-Employee Directors Stock Option Plan.

         (v) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

         (w) "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.       ADMINISTRATION.

         (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan. The Board may delegate administration of the Plan to the Compensation Committee of the Board.

         (b) POWERS OF BOARD. The Board (or the Compensation Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine the provisions of each Option to the extent not specified in the Plan.

                  (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or the Compensation Committee), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To amend the Plan or an Option as provided in Section
12.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board (or the Compensation Committee) deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.


4.       SHARES SUBJECT TO THE PLAN.

         (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate one hundred thousand (100,000) shares of Common Stock.

         (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

         (c) SOURCE OF SHARES. The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.


5. ELIGIBILITY. Nondiscretionary grants of Options, as set forth in Section 6, shall be made under the Plan to all Non-Employee Directors.


6. NON-DISCRETIONARY GRANTS. Without any further action of the Board, each Non-Employee Director on the day following each Annual Meeting commencing with the Annual Meeting in 1999, automatically shall be granted an Annual Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein.


7. OPTION PROVISIONS. Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board (or the Compensation Committee) shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations and specified in the Option Agreement, in any combination of (i) cash or check; (ii) delivery to the Company of other Common Stock; (iii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board (or the Compensation Committee) and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Florida, payment of the Common Stock's "par value," as defined in the Florida Business Corporation Act, shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (e) VESTING GENERALLY. Options shall vest and become immediately exercisable on the date of grant.

         (f) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date twelve
(12) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (g) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

         (h) DEATH OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8. COVENANTS OF THE COMPANY.

         (a) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

         (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.


9. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.


10. MISCELLANEOUS.

         (a) SHAREHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

         (b) NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Articles of Incorporation or Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

         (c) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the Common Stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

         (d) WITHHOLDING OBLIGATIONS. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of Common Stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.


11. ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

         (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

         (c) CHANGE IN CONTROL. In the event of (i) a consolidation or merger of the Company with or into any other entity or person; (ii) any other corporate reorganization in which the Company shall not be the continuing or surviving entity; (iii) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; or (iv) any sale, lease, license or other disposition of all or substantially all of the assets of the Company, then any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.


12. AMENDMENT OF THE PLAN AND OPTIONS.

         (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

         (c) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

         (d) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.


13. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.


14. EFFECTIVE DATE OF PLAN. The Plan shall become effective on the date the Plan is adopted by the Board but no Option shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.


15. CHOICE OF LAW. All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Florida, without regard to such state's conflict of laws rules.

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  AVTEAM, INC.

         The undersigned hereby appoints Donald A. Graw and Mark S. Koondel, and each of them, as proxies each with full power of substitution to vote, as directed below, all of the shares of Class A Common Stock of the Company held or owned by the undersigned at the annual meeting of shareholders (the "Meeting") of AVTEAM, Inc. (the "Company") to be held at Don Shula's Hotel, 6842 Main Street, Miami Lakes, Florida 33014, on May 20, 1999 at 2:00 p.m., local time, and at any adjournments thereof, hereby revoking any proxies heretofore given.

1.       ELECTION OF DIRECTORS:  FOR all nominees listed below
                  (except as set forth to the contrary below)            [ ]

         WITHHOLD AUTHORITY to vote for all nominees listed below        [ ]

         Donald A. Graw, Jaime J. Levy, Eugene P. Lynch,
         James L. McLellan, Sanford Miller and Richard Preston

         (INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.)

         ------------------------------------------------------------


2. AMENDMENT TO THE AVTEAM, INC. 1996 STOCK OPTION PLAN to increase the number of shares of Class A Common Stock of the Company available for issuance under such Plan from 600,000 shares to 1,000,000 shares.

                                    FOR           [ ]

                                    AGAINST       [ ]

                                    ABSTAIN       [ ]

3.       ADOPTION OF THE AVTEAM, INC. 1999 NON-EMPLOYEE DIRECTORS STOCK OPTION
         PLAN.


                                    FOR           [ ]

                                    AGAINST       [ ]

                                    ABSTAIN       [ ]

4. RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP as independent accountants of the Company for 1999.

                                    FOR           [ ]

                                    AGAINST       [ ]

                                    ABSTAIN       [ ]

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING AND AT ANY ADJOURNMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSAL NOS. 2, 3 AND 4.

         Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please refer to the inside front cover of the Proxy Statement for instructions on signing the proxy card.


DATED: _________________, 1999



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Signature


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Signature